                         UNITED STATES EXPLORATION, INC.
                            1560 BROADWAY, SUITE 1900
                             DENVER, COLORADO 80202

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 13, 1999


         The annual meeting of shareholders of United States Exploration, Inc., a Colorado corporation (the "Company"), will be held at the Company offices at 1560 Broadway, Suite 1900, Denver, Colorado 80202 on July 13, 1999, at 1:00 p.m., Mountain Time. At the annual meeting we will:

         1. Elect four members of the Board of Directors to serve until the next annual meeting of shareholders and until their successors are elected;

         2. Vote upon a proposal to approve the 1999 Employee Stock Option Plan;

         3. Vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 1999; and

         4. Transact such other business as may properly come before the meeting or any adjournment thereof.

         The record date for the annual meeting is May 7, 1999. Only shareholders of record at the close of business on that date are entitled to vote at the Annual Meeting.

         We hope you will attend the meeting in person. HOWEVER, EVEN IF YOU EXPECT TO ATTEND THE MEETING, WE ASK THAT YOU COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, PRE-ADDRESSED ENVELOPE. If you attend the meeting, you can revoke your Proxy and vote in person.

         A Proxy Statement explaining the matters to be acted upon at the meeting follows. Please read it carefully.

                                          By Order of the Board of Directors,

                                          /s/ F. MICHAEL MURPHY
                                          --------------------------------------
                                          F. Michael Murphy, Secretary


May 25, 1999

                         UNITED STATES EXPLORATION, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 13, 1999

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of United States Exploration, Inc., a Colorado corporation (the "Company"), for use at the annual meeting of shareholders of the Company to be held at the Company's principal executive offices at 1560 Broadway, Suite 1900, Denver, Colorado 80202, on July 13, 1999, at 1:00 p.m., Mountain Time, and at any adjournments of that meeting. This proxy statement and the enclosed form of proxy are first being sent to shareholders on or about May 28, 1999.

                    PROXIES AND VOTING AT THE ANNUAL MEETING

         If you properly execute the enclosed proxy and return it in time to be voted at the meeting, your shares will be voted in accordance with the instructions you give in the proxy. IF YOU EXECUTE AND RETURN YOUR PROXY BUT DO NOT GIVE INSTRUCTIONS AS TO HOW YOUR SHARES SHOULD BE VOTED, YOUR SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS.

         You may revoke your proxy at any time before your shares are voted by delivering written notice of revocation to the Company, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person.

         The cost of the annual meeting, including the cost of preparing and mailing this proxy statement and proxy, will be borne by the Company. The Company may use the services of its directors, officers, employees and contractors to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers and others who hold shares of its common stock in nominee names to distribute proxy solicitation materials to beneficial owners and will reimburse them for reasonable out-of-pocket expenses they incur.

         Only holders of record of the common stock on May 7, 1999 are entitled to receive notice of and to vote at the annual meeting. Each share of common stock is entitled to one vote. On May 7, 1999, there were a total of 15,591,828 shares of common stock outstanding. The holders of a majority of the outstanding common stock will constitute a quorum for the transaction of business at the annual meeting.

         In the election of directors, the four nominees who receive the most votes will be elected to the Board of Directors. Any other matter voted upon at the meeting will be approved if the votes cast in favor of the matter exceed the votes cast against the matter. As a result, shares that are not voted will have no effect on the outcome of any vote. For example, if you mark your proxy to withhold authority to vote for any nominee for director or to abstain from voting on the ratification of the appointment of auditors, your shares will not be taken into account in determining whether that nominee is elected or the appointment is ratified.

         Brokers who hold common stock in street name and do not receive instructions from their clients on how to vote on a particular proposal are permitted to vote on routine proposals but not on nonroutine proposals. The absence of votes by brokers on nonroutine proposals are "broker nonvotes." Broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the matter voted on because they will not be counted as votes for or against the matter.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY CARD PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

NOMINEES

         The Board of Directors of the Company consists of four members, each of whom is to be elected to serve until the next annual meeting of shareholders and until his successor is elected and qualified. All of the nominees are presently Directors of the Company. If any nominee should become unavailable to serve for any reason, proxies will be voted for another person selected by the persons named in the proxy in accordance with their judgment. The nominees are as follows:

         Name                  Age        Position with Company
         ----                  ---        ---------------------
         Bruce D. Benson       60         Chairman of the Board of Directors,
                                          Chief Executive Officer and President
         Thomas W. Gamel       59         Director
         Robert J. Malone      54         Director
         Richard L. Robinson   69         Director

         Bruce D. Benson has been the Chairman of the Board of Directors, Chief Executive Officer and President of the Company since August 1997. Since 1965, Mr. Benson has been the owner and president of Benson Mineral Group, Inc. ("BMG"), a privately held company involved in oil and gas production, gas processing and oil and gas pipeline operations. BMG and Mr. Benson have also been active investors in a variety of other industries including real estate, banking, mortgage servicing, cable television, management of real estate investment trusts and franchise restaurants. Mr. Benson is a director of Asset Investors Corporation, a publicly held company listed on the New York Stock Exchange, and Commercial Assets, Inc., a publicly held company listed on the American Stock Exchange. He is a trustee and past president and past chairman of the Denver Area Council of the Boy Scouts of America, Chairman of the Denver Zoological Foundation,

National Chairman of the University of Colorado Comprehensive Capital Campaign and past chairman of the Colorado Commission on Higher Education.

         Thomas W. Gamel has been a director of the Company since August 1997. Since 1992, Mr. Gamel has served as chairman of Rockmont Value Investors, Ltd., a privately held investment company. He has been an owner and director of Timpte Industries, Inc., a diversified private holding company, since 1970, and is an owner and director of several other private companies. Mr. Gamel is a certified public accountant.

         Robert J. Malone has been a director of the Company since August 1997. From 1992 to 1996, Mr. Malone was the chairman and chief executive officer of Colorado National Bank of Denver, Colorado (now US Bank of Denver, Colorado) and has continued as the chairman of the board since 1996. From 1990 to 1992, he was chairman of the board, president and chief executive officer of Western Capital Investment Inc. and its principal subsidiary, Bank Western. Western Capital was merged into First Bank Systems, Inc. (now U.S. Bancorp) in December 1992. He presently serves on the Board of Commercial Assets, Inc., a publicly held company listed on the American Stock Exchange. Mr. Malone has served on the boards of several community and charitable organizations, including the Denver Metro Chamber of Commerce, and is currently Chairman of the Board of Trustees of Colorado's Ocean Journey and a Trustee of Regis University. He is past-president of the Young Presidents Organization and past chairman of the board of Regis University.

         Richard L. Robinson has been a director of the Company since August 1997. Since 1975, Mr. Robinson has served as chairman of the board and chief executive officer of Robinson Dairy, Inc., a privately held dairy company. He also serves on the Board of Directors of several other companies, including Asset Investors Corporation, a publicly held company listed on the New York Stock Exchange, and Columbia/Health One. In addition to serving on the Board of Directors of the Milk Industry Foundation, Mr. Robinson serves on the Boards of many charitable and community organizations including Rose Community Foundation, Regis University and Children's Hospital of Denver, Colorado.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         During 1998, the Company's Board of Directors met 11 times and took action three times by unanimous written consent. Each of Messrs. Benson, Gamel, Malone and Robinson was present, either in person or by telephone, at each meeting of the Board of Directors and each committee of which he was a member during the period he served as a director.

         The Board of Directors of the Company maintains a standing Audit Committee and a standing Compensation Committee. The Audit Committee is responsible for reviewing and evaluating the Company's financial controls and financial reporting obligations. The members of the Audit Committee are Messrs. Gamel (Chairman), Malone and Robinson. The Compensation Committee is responsible for reviewing and evaluating the duties and performance of the Company's officers and key employees and making recommendations concerning their compensation. The members of the Compensation Committee are Messrs. Malone (Chairman), Gamel and Robinson. During 1998, the Audit Committee met once and the Compensation Committee met once. The Company does not maintain a standing nominating committee.

EXECUTIVE OFFICERS

         Bruce D. Benson, the Company's Chief Executive Officer and President, is also Chairman of the Board of Directors and his biographical information is presented above. The Company's other executive officers are as follows.

         F. Michael Murphy, 57, was appointed Chief Financial Officer, Vice President and Secretary of the Company in August 1997. He has been employed by BMG since 1977, first as tax manager and since 1980 as chief financial officer. Mr. Murphy is a certified public accountant, having begun his career with Arthur Young (now Ernst & Young).

         Murray N. Brooks, 56, has been the Vice President of Operations of the Company since August 1997. Mr. Brooks has more than 30 years experience in the oil and gas industry. He has been employed by BMG since 1984. During that time he has worked in virtually every aspect of BMG's business with special emphasis on management, engineering, production and drilling. From 1965 through 1984, Mr. Brooks was employed by Husky Oil Company, rising to the division manager of the Mid-Continent Region with overall responsibility for engineering.

         Randall L. Rogers, 43, has been Treasurer of the Company since August 1997. He has been employed by BMG since 1985. Until 1996, he was BMG's tax manager and since that time he has been its controller. Mr. Rogers is a Certified Public Accountant.

         John Wallace, 39, was appointed Vice President of Exploration and Acquisitions in May 1998. For more than five years prior to joining the Company, Mr. Wallace was President of The Esperanza Corporation, a privately held oil and gas acquisition company, and Vice President of Dual Resources, Inc., a privately held oil and gas exploration company. Esperanza has completed more than 25 acquisitions of producing properties throughout the United States. In addition, Esperanza formed and administered royalty programs for private investors, primarily in the Rocky Mountain region, and has participated in a number of international exploration projects. Dual Resources is in the business of generating and selling exploration prospects, several of which have resulted in new field discoveries.

         Kenton M. Scroggs, 47, was appointed Vice President - Finance of the Company in September 1998. Mr. Scroggs currently provides services to the Company as an independent consultant rather than as an employee. Prior to his appointment as an officer of the Company, Mr. Scroggs was employed by Forest Oil Corporation where he served as Vice President and Treasurer from 1993 through 1997.

         Shirley Kovar, 49, was appointed Vice President-Land of the Company in January 1999. Ms. Kovar joined UXP in April 1998 as Manager of the Land Department. Prior to that she worked as an independent consultant in the oil and gas industry for more than five years. Ms. Kovar has more than 27 years of experience in the industry and is a member of the American, Colorado and Denver Bar Associations.

         Officers of the Company serve at the pleasure of the Board of Directors. There is no family relationship between any of the Company's directors or executive officers. Messrs. Benson, Murphy, Brooks and Rogers continue to serve as officers of BMG and do not devote their full business time to the Company.

COMPENSATION OF DIRECTORS

         Each member of the Board of Directors who is not an employee of the Company is entitled to receive $1,000 for each Board meeting and $500 for each committee meeting not held in conjunction with a Board meeting attended in person or by telephone. Effective April 1, 1998, the Board of Directors adopted a Director's Fee Stock Plan whereunder directors fees are paid in common stock of the Company rather than in cash. The number of shares issued to each outside director each year is determined by dividing the director's fees earned by that director during the year by the average of the trading prices of the Company's common stock on the first and last trading days of the year. If a director joins or leaves the Board during the year, the day of his appointment or resignation is substituted for the first or last trading day in that calculation. For their services from April 1 through December 31, 1998, the Company's outside directors were each issued 3,879 shares of stock under this plan.

EXECUTIVE COMPENSATION

         The following table summarizes the total compensation of the Chief Executive Officer, who was the only executive officer of the Company whose compensation exceeded $100,000 for services rendered during 1998 (the "Named Executive Officer").

                                                Summary Compensation Table
                                                --------------------------

                                                   Annual Compensation           Long-Term Compensation
                                                   -------------------           ----------------------
                                                         Salary                  Securities Underlying
Name and Principal Position          Year                 ($)                         Options (#)
---------------------------          ----                 -----                  ---------------------
Bruce D. Benson, Chairman
of the Board, Chief Executive
Officer and President                1998               $150,000                              --
                                     1997(1)              53,077                        4,000,000



----------

(1)  From commencement of employment on August 7, 1997 through December 31,
     1997.

         No options were granted to or exercised by the Named Executive Officer during 1998. The following table sets forth the value of unexercised options held by the Named Executive Officer at December 31, 1998:


                             1998 Year-End Option Values
                             ---------------------------

                              Number of Securities
                               Underlying Unexercised        Value of Unexercised
                                  Options at Fiscal          In-the-Money Options
                                    Year End (#)              at Fiscal Year end
Name                          Exercisable/Unexercisable              ($)
----                          -------------------------      -------------------
Bruce D. Benson                      4,000,000/0                      (1)

----------
(1) None of the unexercised options reflected in the table were in-the-money as of December 31, 1998, based upon the last sales price of the Common Stock on The American Stock Exchange on December 31, 1998 of $1.5625.

EMPLOYMENT AGREEMENT

         The Company has an employment agreement with Mr. Benson dated August 7, 1997. The employment agreement provides for a base salary of not less than $150,000 per year and bonuses at the discretion of the Board of Directors. It has an initial term of three years, but renews automatically for successive one-year terms unless terminated by either party. During the initial or any renewal term, Mr. Benson's employment may be terminated at any time by the Board of Directors, with or without cause, but Mr. Benson may terminate only upon the occurrence of certain events, including a change in control of the Company as defined in the employment agreement. The Company would not be required to pay Mr. Benson any compensation as a result of or after any termination of his employment. Mr. Benson is not required to devote his full business time to the Company.

         Pursuant to his employment agreement, Mr. Benson received options to acquire 1,000,000 shares at $4.50 per share, 1,000,000 shares at $6.00 per share, 1,000,000 shares at $9.00 per share and 1,000,000 shares at $12.00 per share, all of which are now exercisable. All of the options have a term of ten years from the date of the employment agreement. However, the options would expire 90 days after the termination of Mr. Benson's employment for cause, as defined in the employment agreement, or one year after Mr. Benson's death or disability. The termination of employment for any other reason would not affect the term of the options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of March 31, 1999 the beneficial ownership of each class of the Company's equity securities by each of the Named Executive Officers, each director of the Company (all of whom are nominees for re-election at the annual meeting), and all directors and executive officers as a group. The table also reflects the beneficial ownership of each class of the Company's voting securities by each person known by the Company to own beneficially more than 5% of any such class. Shares issuable upon exercise of outstanding options that are currently exercisable or will become exercisable within 60 days are treated as outstanding for the purpose of computing the beneficial ownership of the person who holds the options, but not for the purpose of computing the percentage ownership of any other person or group. To the Company's knowledge, the shareholders listed below have sole voting and investment power, except as otherwise noted. All information is based upon filings with the Securities and Exchange Commission or upon information provided to the Company.

                                                                Common Stock
                                                -------------------------------------------
                                                   Number
   Name and Beneficial Owner                      of Shares             Percent of Class(1)
   -------------------------                    -------------           -------------------
Bruce D. Benson                                  4,230,100(2)                21.70%
1560 Broadway, Suite 1900
Denver, CO 80202

Thomas W. Gamel                                    392,667(3)                 2.51%
700 Broadway, Suite 800
Denver, CO 8022

Robert J. Malone                                   309,479(4)                 1.97%
335 St. Paul St.
Denver, CO 80202

Richard L. Robinson                                308,979(4)                 1.97%
646 Bryant
Denver, CO 80202

Demetrie D. Carone                               1,028,618(5)                 6.64%
6623 East 117th St.
Bixby, OK 74008

Dale M. Jensen                                   3,368,770                   21.75%
P.O. Box 85748
Lincoln, NE 68501

Lancaster Ventures, LLC                            916,668                    5.92%
5561 South 40th Street
Suite 220
Lincoln, NE 68516

Donald Dillon                                      916,668(6)                 5.92%
6600 South 56th Street
Lincoln, NE 68516

Thomas Stansfield                                1,417,600                    9.15%
7052 East Fremont Place
Englewood, CO 80112

Directors and Executive Officers as a            5,241,225(7)                26.17%
Group (10 individuals)

-------------------

         (1) Based on 15,491,828 shares of Common Stock outstanding on March 31, 1999 plus, in the case of each individual or group, the number of shares that such individual has, or the members of such group have, the right to acquire within 60 days after that date.

         (2) Includes 4,000,000 shares of Common Stock underlying options that are currently exercisable.

         (3) Includes (i) 106,288 shares held indirectly through a corporation of which Mr. Gamel has voting control and (ii) 179,000 shares of Common Stock underlying options that are currently exercisable.

         (4) Includes 179,000 shares of Common Stock underlying options that are currently exercisable.

         (5) Includes 519,261 shares held jointly with spouse.

         (6) Includes 916,668 shares of Common Stock owned by Lancaster Ventures, LLC, of which Mr. Dillon is a member.

         (7) Includes an aggregate of 4,537,000 shares of Common Stock underlying options that are currently exercisable.

CERTAIN TRANSACTIONS

         The Company shares certain facilities, equipment and personnel with BMG pursuant to a Cost and Expense Sharing Agreement. Bruce D. Benson, Chairman of the Board of Directors, Chief Executive Officer and President of the Company, is also the President, a Director and sole shareholder of BMG. Pursuant to the Cost and Expense Sharing Agreement, the Company reimburses BMG for office rent, personnel costs and other overhead and administrative expenses associated with operation of its business based upon actual use of the facilities and personnel by the Company. The Cost and Expense Sharing Agreement is effective so long as Mr. Benson's employment agreement is in effect. During the year ended December 31, 1998, the Company paid or accrued an aggregate of $660,570 to BMG pursuant to this arrangement. Management believes that the terms and conditions of this arrangement are no less favorable than could be obtained from an unaffiliated third party or than could be obtained by the Company in leasing separate office space and retaining separate personnel.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock. The Company believes that all such Section 16(a) reports were filed on a timely basis during the fiscal year ended December 31, 1998, except as follows: Kenton M. Scroggs, who was elected Vice President - Finance of the Company on September 29, 1998, filed his initial statement of beneficial ownership on Form 3 on December 7, 1998, and Shirley Kovar, who was elected Vice President-Land of the Company on January 13, 1999, filed her initial statement of beneficial ownership on Form 3 on April 8, 1999.

             PROPOSAL TO APPROVE THE 1999 EMPLOYEE STOCK OPTION PLAN
                             (ITEM 2 ON PROXY CARD)

         THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE 1999 EMPLOYEE STOCK OPTION PLAN BY THE SHAREHOLDERS.

         The 1999 Employee Stock Option Plan (the "Plan") provides for the granting of two types of options: "incentive stock options" and "non-statutory stock options." The incentive stock options are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         The Plan is administered by a committee (the "Committee") appointed by the Board of Directors that consists of different persons depending on the optionee. If the optionee is an officer, director or 10% shareholder of the Company who is subject to the beneficial ownership reporting requirements of
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee consists, in the Board of Directors' discretion, of either two non-employee directors (as defined in Rule 16b-3 under the Exchange Act) or the entire Board. If the optionee may be subject to Section 162(m) of the Internal Revenue Code (which limits the deductibility by the corporation of certain compensation paid to employees), the Board may designate a Committee consisting of two or more outside directors as required by the regulations under that section. In all other cases, the Committee will consist of one or more members of the Board as determined by the Board. All Committee members will be appointed by the Board.

         The purpose of the Plan is to provide an incentive to key employees of the Company and its subsidiaries and to enable the Company to attract and retain such key employees as well as to reward services. Under the Plan, options to purchase a maximum of 500,000 shares of the Company's common stock may be issued to key employees of the Company or a subsidiary whose judgment, initiative and effort are expected to contribute to the Company's success, as selected by the Committee. Option exercise prices for incentive stock options must be 100% of the fair market value of the shares on the date of grant and the option exercise period may not exceed ten years except that, with respect to incentive stock options awarded to employees holding 10% or more of the combined voting power of the Company, the option exercise price for an incentive option may not be less than 110% of the fair market value of the shares on the date of grant and the exercise period may not exceed five years. The exercise price of a non-statutory stock option may not be less than 85% of the fair market value of the shares on the date of grant. Vesting of options granted under the plan is determined by the Committee.

         Incentive options granted under the Plan terminate three months after cessation of employment of the optionee (other than cessation due to death or disability, in which event options which were exercisable on the date of death or disability continue to be exercisable for a period of one year from the date thereof), subject to the earlier expiration of the option term. Non-statutory options are expected to contain similar termination provisions, but the Committee, in its discretion, could vary those provisions for a non-statutory option. Options may be exercised only by the optionee or, in the case of death or disability, his estate, personal representative or designated beneficiary. The Committee also has the right to impose other restrictions on the exercise of options. Options are generally not transferable during the lifetime of the optionee.

         The Plan has a stated term of ten years. It may be amended or terminated by the Board of Directors at any time, but no action of the Board of Directors, unless approved by the shareholders, may increase the maximum number of shares which may be issued under the plan (except as permitted by certain anti-dilution provisions), extend the maximum period during which any award may be granted or exercised or increase the benefits accruing to an optionee. All proceeds from the sale of shares pursuant to options granted under the Plan will constitute general funds of the Company.

         The number of employees which the Company deems eligible to be granted options under the Plan as of the date of this Proxy Statement is 20. As of May 18, 1999, the closing per share price of the Company's Common Stock was $1.1875.

         There are generally no federal income tax consequences to the Company by reason of the grant or exercise of options under the Plan, except that where the optionee recognizes ordinary income as a result of the exercise of an option, the Company will be entitled to a business expense deduction for its fiscal year that includes the last day of the optionee's fiscal year in which income is recognized (subject to the reasonableness of the amount of income to the employee as a result of the exercise, considered as a part of the employee's compensation). The amount of ordinary income will be, in the case of non-statutory options, the excess of the fair market value over the exercise price of shares as to which options are exercised. In the case of incentive stock options, the optionee will not recognize ordinary income upon exercise of the option unless the shares are transferred prior to either two years from the date of option grant or one year from the date option stock is issued to the optionee. If such a transfer is made, the amount of ordinary income will be the lesser of (i) the excess of fair market value on the date of exercise over the exercise price or (ii) the optionee's actual gain, if any, on the purchase and sale.

         The Board of Directors has adopted the Plan and may grant non-statutory options thereunder whether or not the shareholders approve the Plan. The effect of shareholder approval will be to allow options granted to employees to qualify as incentive options, which are more beneficial to employees from a tax standpoint as described above.

         A copy of the Plan is attached to this Proxy Statement as Exhibit A.

                     RATIFICATION OF APPOINTMENT OF AUDITORS
                             (ITEM 3 ON PROXY CARD)

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY

         The Board of Directors has appointed Ernst & Young LLP to audit the financial statements of the Company for the fiscal year ending December 31, 1999, and solicits the ratification of this appointment by the shareholders. Neither such firm, nor any of its members or any of their associates, has or has had during the past four years, any financial interest in the Company, direct or indirect, or any relationship with the Company other than in connection with its or their duties as auditors and accountants.

         On May 19, 1998 the Company engaged Ernst & Young LLP as its independent auditors for the year ended December 31, 1998, as approved by the Board of Directors upon recommendation of the Company's Audit Committee, and simultaneously dismissed Grant Thornton, LLP. The reports of Grant Thornton, LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended March 31, 1996 and 1997 and the transitional period from April 1, 1997 through December 31, 1997, there were no disagreements with Grant Thornton, LLP, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton, LLP, would have caused Grant Thornton, LLP to make reference to the matter in its report.

         The Company has previously provided Grant Thornton, LLP a copy of the above statements relating to the change of accountants and an opportunity to furnish the Company with a statement, to be included in this Proxy Statement, if it does not agree with the above statements. Grant Thornton, LLP has indicated to the Company that it does not disagree with such statements and, accordingly, it has not furnished such a statement.

         The Company expects a representative of Ernst & Young LLP to be present at the Annual Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

                SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

         The Company currently expects to hold its annual meeting of shareholders for 2000 on or about July 14, 2000. Any shareholder who wishes to make a proposal for consideration at that meeting and wishes to have that proposal included in the proxy statement for the meeting must submit the proposal to the Secretary of the Company no later than January 27, 2000. Such a proposal will be included in next year's proxy statement to the extent required by the regulations of the Securities and Exchange Commission. A shareholder who wishes to make a proposal at the 2000 annual meeting, but does not wish to have the proposal included in the proxy statement for that meeting, must give notice of the proposal to the Secretary of the Company no later than March 13, 2000 in order for the notice to be considered timely under Rule 14a-4(c) of the Securities and Exchange Commission. The name and address of the Company's Secretary are: F. Michael Murphy, Secretary, United States Exploration, Inc., 1560 Broadway, Suite 1900, Denver, Colorado 80202.

                          ANNUAL REPORT TO SHAREHOLDERS

         The Company's Annual Report to Shareholders for the period ended December 31, 1998, including financial statements and schedules, is included with this Proxy Statement.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any business to come before the meeting other than those matters described in this proxy statement. If any other matters should properly come before the meeting, the holders of the proxies will act in accordance with their judgment on such matters.

                                             BY ORDER OF THE BOARD OF DIRECTORS:


                                             /s/ F. MICHAEL MURPHY
                                             -----------------------------------
                                             F. Michael Murphy, Secretary
May 25, 1999

         UPON WRITTEN REQUEST OF ANY SHAREHOLDER ENTITLED TO RECEIVE THIS PROXY STATEMENT, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE COMPANY AT 1560 BROADWAY, SUITE 1900, DENVER, COLORADO 80202, ATTENTION: F. MICHAEL MURPHY, SECRETARY. THE REQUEST MUST INCLUDE A REPRESENTATION BY THE SHAREHOLDER THAT THE SHAREHOLDER IS OR WAS ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                    EXHIBIT A

                         UNITED STATES EXPLORATION, INC.

                         1999 EMPLOYEE STOCK OPTION PLAN

ARTICLE 1.: DEFINITIONS

1.1 BOARD. The Board is the board of directors of the Company.

1.2 CODE. The Code is the Internal Revenue Code of 1986, as it may be amended.

1.3 COMMITTEE. Committee is one or more of the committees described below. Members of the Committee shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

         (a) Generally: If paragraphs [b] and [c] below are not applicable, the Committee shall consist of one or more members of the Board and/or such other person or persons as may be appointed from time to time by the Board, or the entire Board if no such Committee has been appointed.

         (b) For Reporting Persons: With respect to the grant or administration of any Options granted under the Plan to eligible employees who are subject to the reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), unless the Board determines otherwise, the Committee shall be constituted so as to comply with Rule 16b-3 promulgated under the 1934 Act and shall consist of (1) two non-employee directors (as defined in Rule 16b-3) or (2) the entire Board ("16b-3 Committee"); provided that if a 16b-3 Committee is not required for such grant or grants to meet the exemption requirements under Rule 16b-3, then this sentence shall not be applicable.

         (c) For Compliance with Code Section 162(m): With respect to the grant or administration of any Options granted under the Plan to an eligible employee subject to Code Section 162(m) and for which the Board determines, in its discretion, that compliance with Code Section 162(m) is necessary or desirable, the Committee shall be constituted so as to comply with Code Section 162(m) and the Treasury Regulations thereunder and shall consist of two or more outside directors and no other person ("162(m) Committee"); provided that if a 162(m) Committee is not required for such grant or grants to meet the conditions of Code Section 162(m), then this sentence shall not be applicable.

1.4 COMPANY. The Company is United States Exploration, Inc., a Colorado corporation, and its successors and assigns.

1.5 FAIR MARKET VALUE. The Fair Market Value of a share of Stock is the closing price of the Stock on the principal exchange on which the Stock is traded, or, if the Stock is not traded on an exchange, as reported by NASDAQ, or, if the closing price of the Stock is not reported by NASDAQ, the average of the high bid and low asked prices for the Stock, as reported by NASDAQ or any other accepted source selected by the Committee, or, if Fair Market Value cannot be determined by any of the foregoing means, the fair market value of the Stock as determined by the Committee in good faith by any reasonable means.

1.6 GRANT DATE. The Grant Date is the date when a Stock Option is granted, as determined under 4.3.

1.7 INCENTIVE STOCK OPTION. An Incentive Stock Option means a Stock Option designated as such at the time of grant and granted and administered in accordance with the requirements of Code Section 422.

1.8 KEY EMPLOYEE. A Key Employee is an employee of the Company or any Subsidiary whose judgment, initiative and continued efforts are expected to contribute to the successful conduct of the business of the Company or any Subsidiary, as determined by the Committee. A Key Employee may be a member of the Board who is also an employee of the Company or a Subsidiary.

1.9 NON-STATUTORY STOCK OPTION. A Non-Statutory Stock Option means any Stock Option other than an Incentive Stock Option.

1.10 OPTIONEE. An Optionee is a Key Employee to whom the Committee has granted a Stock Option.

1.11 PARENT. A Parent is any corporation which owns, directly or indirectly, at least 50% of the Company's outstanding Stock.

1.12 PLAN. The Plan is this 1999 Employee Stock Option Plan of the Company, as it may be amended.

1.13 SECURITIES ACT. The Securities Act is the Securities Act of 1933, as from time to time amended, or any functional successor to that act, and the regulations of the Securities and Exchange Commission thereunder.

1.14 STOCK. Stock is the authorized $0.0001 par value Common Stock of the Company.

1.15 STOCK OPTION. A Stock Option is the right granted to an Optionee under this Plan to acquire Stock pursuant to the Optionee's Stock Option Agreement.

1.16 STOCK OPTION AGREEMENT. A Stock Option Agreement is the contract under which an Optionee is given the right to acquire Stock pursuant to this Plan.

1.17 STOCK OPTION PRICE. The Stock Option Price is the exercise price established by the Committee with respect to an Optionee's Stock Option.

1.18 SUBSIDIARY. A Subsidiary is any corporation in which the Company owns, directly or indirectly, at least 50% of the total voting power of its stock.

ARTICLE 2.: PURPOSE AND TAX STATUS

2.1 PURPOSE. The purpose of this Plan is to enable the Company and its Subsidiaries to attract and retain Key Employees by giving them an opportunity to acquire a proprietary interest in the Company and thereby create a more direct interest in the future success of the Company.

2.2 TAX STATUS. The Stock Options granted under this Plan shall be either Incentive Stock Options or Non-Statutory Stock Options, in the discretion of the Committee. Each Stock Option Agreement shall specify whether the Stock Options granted thereby are Incentive Stock Options or Non- Statutory Stock Options. The Committee may grant either or both types of Stock Options to any Optionee. If a Stock Option granted as an Incentive Stock Option fails for any reason to qualify as such under the Code, in whole or in part, it shall be deemed an Incentive Stock Option to the extent it does so qualify and a Non-Statutory Option to the extent it does not so qualify.

2.3 INTERPRETATION. This Plan and any Stock Option Agreement, as well as all questions arising thereunder, shall be interpreted and answered in a manner consistent with the Code and applicable Treasury Regulations.

ARTICLE 3.: ADMINISTRATION

3.1 COMMITTEE. The Plan shall be administered by the Committee.

3.2 AUTHORITY OF COMMITTEE. The Committee shall have full authority to administer this Plan, including authority to interpret and construe any provision of this Plan and to adopt such rules and regulations as it may deem necessary in order to administer the Plan. Without limitation, but subject to the provisions of the Plan, the Committee is authorized to:

         (i) Direct the grant of Stock Options;

         (ii) Determine the identity of Key Employees who shall be granted Stock Options, the Grant Date, and the number of shares of Stock to be covered by such Stock Options;

         (iii) Determine the Stock Option Price, which shall not be less than 85% of the Fair Market Value of the Stock on the Date of Grant;

         (iv) Determine the manner and the times at which the Stock Options shall be exercisable, including the discretion to accelerate the exercisability of any Stock Option at any time and for any reason;

         (v) Determine other conditions and limitations, if any, on each Stock Option granted under this Plan (which need not be identical, but which shall comply with the terms of this Plan);

         (vi) Prescribe the form or forms of the Stock Option Agreements and any restrictions imposed on the Stock and of any other instruments required under this Plan and to change such forms from time to time;

         (vii) Waive compliance (either generally or in any one or more particular instances) by an Optionee with the requirements of any Stock Option Agreement or any rule or regulation with respect to a Stock Option, subject to the terms of this Plan;

         (viii) Impose restrictions, or waive any restrictions imposed, with respect to the transferability or voting of Stock acquired by the exercise of Stock Options; and

         (ix) Decide all questions and settle all controversies and disputes which may arise in connection with this Plan or any Stock Option Agreement, and cure any defect, supply any omission or reconcile any inconsistency therein.

3.3 ACTIONS OF COMMITTEE. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. In addition to any other rights of indemnification, each Committee member shall be indemnified by the Company against reasonable expenses (including attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal) to which such person may be a party by reason of an action taken, or any failure to act, in connection with this Plan and any Stock Option granted under it. This indemnification shall further extend to all amounts paid by any Committee member either in a settlement approved by independent legal counsel selected by the Committee or pursuant to a judgment in any such action, suit or proceeding, provided that the Committee member acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company. Any action taken by the Committee under this Plan may be made without notice or meeting of the Committee in a writing signed by all members of the Committee.

ARTICLE 4.: GRANT OF STOCK OPTION

4.1 SHARES AVAILABLE. There shall be 500,000 shares of Stock available for issuance under this Plan. All shares underlying Stock Options granted under this Plan which for any reason are not exercised prior to option expiration, or which are otherwise cancelled or forfeited, shall be available for granting of further Stock Options under this Plan.

4.2 PARTICIPATION. Grants of Stock Options may be made to any Key Employee. In determining Key Employees and selecting Optionees in its discretion, the Committee shall consider granting Stock Options to those individuals whose judgment, initiative and continued efforts are expected to contribute to the successful conduct of the business of the Company or any Subsidiary. Individuals who have been granted Stock Options may, if otherwise eligible, be granted additional Stock Options.

4.3 GRANT DATE. With respect to each Stock Option, the Grant Date is the date when the Committee approves the Stock Option grant as specified in the Committee resolution containing such approval.

4.4 NOTICE. Notice of the grant of a Stock Option shall be given to the Optionee within a reasonable time.

4.5 AGREEMENT. Each Stock Option shall be evidenced by a written Stock Option Agreement, signed on behalf of the Company, containing such terms and provisions as the Committee may deter mine, subject to the provisions of this Plan. Each Stock Option Agreement shall set forth the number of shares of Stock that may be purchased upon exercise thereof, the Stock Option Price, the duration of the Stock Option, the time or times at which or the events or conditions upon the occurrence of which the Stock Option shall become exercisable as to all or any portion of the shares of Stock covered thereby, and any other terms and conditions determined by the Committee. If the Optionee fails to sign and deliver an original of the Stock Option Agreement to the Company within thirty days after such agreement has been delivered to the Optionee, the Stock Option granted by such Stock Option Agreement shall automatically terminate at the end of such thirty-day period (unless the Committee otherwise determines).

4.6 PERIOD OF GRANT. No Stock Option shall be granted under this Plan after ten years from the date this Plan is adopted by the Board or approved by the stockholders of the Company (whichever is earlier). Stock Options outstanding ten years or more after the effective date of the Plan shall continue to be governed by the provisions of this Plan.

4.7 TERMS. The Committee may impose such terms and conditions upon the exercise of a Stock Option as the Committee shall deem appropriate, in its discretion. Without limitation, these provisions include all matters relating to granting, vesting, exercise, payment and termination of any Stock Option. Any such provision shall be set forth in the Stock Option Agreement between the Company and an Optionee.

ARTICLE 5.: EXERCISE OF STOCK OPTIONS

5.1 TIME OF EXERCISE. Any Stock Option granted under this Plan shall be exercisable at any time or times within the period specified in the Stock Option Agreement, which period shall not be more than ten years from the Date of Grant. The provisions on exercise of the Stock Option, including any provision on earlier termination, shall be as determined by the Committee. If any Stock Option is not exercised during the applicable exercise period, it shall automatically expire as of the expiration of such period and shall be of no further force or effect.

5.2 MANNER OF EXERCISE. Each exercise of a Stock Option, in whole or in part, shall be made by the Optionee's delivery of written notice of such exercise to the Company, a form of which shall be attached to each Stock Option Agreement. Such notice shall be signed by the Optionee, shall specifically identify the Stock Option being exercised and shall set forth the number of shares of Stock with respect to which the Stock Option is being exercised. The notice of exercise shall be accompanied by payment in full of the Stock Option Price by any of the methods or any combination of the methods set forth in 5.3 below. The Stock Option shall be deemed to have been exercised on the first day when the Company has received both the notice of exercise and the Stock Option Price and the Optionee has complied with the requirements of 5.4 and any other requirements of the Stock Option Agreement. Within ten days after the exercise of the Stock Option, the Company shall cause a certificate representing the Stock issuable as a result of such exercise, registered in the name of the Optionee, to be sent to the Optionee at the Optionee's address as reflected on the records of the Company. The Stock Option shall continue with respect to any remaining shares subject to the Stock Option as to which exercise and payment has not yet been made, subject to the terms of the applicable Stock Option Agreement.

5.3 PAYMENT OF STOCK OPTION PRICE. Unless the Stock Option Agreement otherwise provides or unless the Committee otherwise determines, the Stock Option Price shall be paid by the Optionee in cash, by bank cashier's check or by delivery to the Company of certificates representing shares of Stock then owned by the Optionee having a Fair Market Value as of the date the Stock Option is exercised equal to the Stock Option Price of the Stock for which the Stock Option is being exercised, duly endorsed for transfer to the Company. The Company may, but shall not be required to, cooperate in such manner as the Optionee may reasonably request to effect a broker-assisted cashless exercise of a Stock Option, including delivering the certificates for the Stock issuable upon exercise of the Stock Option to a broker designated by the Optionee and entering into any agreement relating thereto.

5.4 STOCK ISSUANCE. If the Stock subject to a Stock Option has not been registered under the Securities Act at the time the Stock Option is exercised, such Stock shall be issued only upon delivery by the Optionee to the Company of an investment letter signed by the Optionee, in such form as the Committee may from time to time determine and containing such representations, warranties and covenants as the Committee may deem necessary to establish the availability of an exemption from the registration requirements of the Securities Act and all applicable state securities laws. Notwithstanding any other provision of the Plan or any Stock Option Agreement, the Company shall not be obligated to sell any Stock pursuant to a Stock Option Agreement unless and until, in the opinion of the Company's counsel, there has been compliance with all applicable federal and state laws and regulations and only when all other legal matters in connection with the issuance and delivery of such Stock have been approved by the Company's counsel. The Company shall use reasonable commercial efforts to effect any such compliance, and the Optionee shall take any action reasonably requested by the Company in connection therewith; provided, however, that in no event shall the Company be required to file a registration statement under the Securities Act or any state securities law to effect such compliance.

5.5 EMPLOYMENT TERMINATION. Every Stock Option granted under this Plan shall terminate as set forth in the Optionee's Stock Option Agreement.

5.6 LEAVE OF ABSENCE. For purposes of this Plan, employment of an Optionee shall be treated as continuing intact while such person is on sick leave, military leave or other Company-approved leave of absence. The Committee, in its sole discretion, and from time to time, may determine the number of days of sick leave, military leave or other company-approved leave to which an Optionee will be entitled without such leave constituting a termination of employment under this Plan.

ARTICLE 6.: INCENTIVE STOCK OPTIONS

6.1 RESTRICTIONS ON TERMS. Notwithstanding any other provision of the Plan, the terms of Incentive Stock Options shall be subject to the following restrictions:

         (a) The aggregate Fair Market Value of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee in any calendar year, under the Plan and all other plans of the Company or its Parent or Subsidiaries, shall not exceed $100,000. For that purpose, Fair Market Value shall be determined as of the Date of Grant of each Stock Option.

         (b) The Stock Option Price of an Incentive Stock Option shall not be less than: [i] in the case of an Incentive Stock Option issued to an Optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Parent or Subsidiaries, 110% of the Fair Market Value of the Stock on the Date of Grant and [ii] in all other cases, the Fair Market value of the Stock on the Date of Grant.

         (c) Any Incentive Stock Option granted to an Optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Parent, or Subsidiaries must expire not later than five years after the Date of Grant.

         (d) Each Stock Option Agreement for an Incentive Stock Option shall provide as follows with respect to the exercise of the Incentive Stock Option upon the termination of employment, death or disability of the Optionee: [i] if the Optionee dies or becomes disabled (within the meaning of Code Section 22(e)) during the term of the Incentive Stock Option while still employed, or within the three-month period referred to in clause [ii], the Incentive Stock Option may be exercised by those entitled to do so under the Optionee's will or under applicable law within twelve months following the Optionee's death or disability, but not thereafter; provided that such exercise must occur prior to the expiration of the Incentive Stock Option and the Incentive Stock Option may be exercised only as to the shares of Stock for which it had become exercisable on or before the date of the Optionee's death or disability; and [ii] if the employment of the Optionee is terminated (which for this purpose means that the Optionee is no longer employed by the Company or by any Subsidiary) within the term of the Incentive Stock Option for any reason other than the Optionee's death or disability, the Incentive Stock Option may be exercised by the Optionee within three months following the date of such termination, but not thereafter; provided that such exercise must occur prior to the expiration of the Incentive Stock Option and the Incentive Stock Option may be exercised only as to the shares of Stock for which it had become exercisable on or before the date of termination of the Optionee's employment.

ARTICLE 7.: EFFECT OF CERTAIN CORPORATE ACTIONS

7.1 STOCK SPLITS. The number of shares and purchase price of Stock previously made subject to Stock Options and the aggregate number of shares available for issuance under the Plan shall be proportionately adjusted in the event of any stock dividend, stock split, reverse stock split or other division or combination of outstanding shares of Stock as determined by the Committee.

7.2 MERGERS. In the event of a merger or consolidation [a] to which the Company is a party, [b] as a result of which the stockholders of the Company immediately prior to the transaction will own less than a majority of the combined voting power and ownership interest of the surviving or resulting corporation immediately after the transaction and [c] which is accounted for as a pooling of interests, [i] all outstanding Stock Options, whether or not otherwise exercisable, shall become fully exercisable in respect of all Stock covered thereby immediately prior to the effective time of the transaction, contingent upon the consummation of the transaction, and [ii] any Stock Options not exercised prior to the transaction shall automatically terminate at the effective time of the transaction. The Committee shall make such arrangements as it deems appropriate to allow Optionees to exercise their Stock Options contingent upon the consummation of the transaction, including, without limitation, establishing a cut-off date in advance of the effective time of the transaction by which Stock Options must be exercised. In the event that the transaction is not ultimately consummated, all exercises of Stock Options pursuant to this provision shall be of no force or effect, the Company shall return to the Optionees all notices of exercise, payments and other documents received by it in connection with such exercise and all Stock Options shall be exercisable only in accordance with their original terms.

7.3 SALE OF ASSETS; LIQUIDATION. In the event of a sale of all or substantially all of the property of the Company, a merger or consolidation to which the Company is a party other than one described in Section 7.2, or the dissolution or liquidation of the Company, the Committee may, in its discretion, take such action with respect to outstanding Stock Options as it deems appropriate, including, without limitation [i] accelerating the exercisability thereof, subject to such procedures and conditions as it may determine, [ii] providing for the termination of all unexercised Stock Options as of the effective date of the transaction, [iii] providing for the conversion of outstanding Stock Options into options or other rights to acquire stock or other securities or property of any entity that is a party to the transaction, or any affiliate of any such entity, for a price and on terms deemed reasonable by the Committee in its sole discretion, or [iv] making cash payments or issuing Stock or other securities to Optionees in settlement of their Stock Option in an amount equal to the difference between the Fair Market Value of the Stock for which they are then exercisable, or for all of the Stock covered thereby, as the Committee may determine, and the Stock Option Price thereof. The Committee shall not be required to take any of the foregoing actions and shall not be required to treat all outstanding Stock Options in the same manner.

7.4 FRACTIONAL SHARES. If, upon any exercise of a Stock Option, a fractional share of Stock would otherwise be issuable, the Company shall, in lieu of issuing the fractional share, pay the Optionee in cash the Fair Market Value thereof as of the date the Stock Option was exercised.

ARTICLE 8.: GENERAL PROVISIONS

8.1 Section 83(b) ELECTION. If the Stock issued upon exercise of a Stock Option is, under the terms of the Stock Option Agreement, subject to a substantial risk of forfeiture (as that term is defined under Section 83 of the Code and applicable Treasury Regulations), and the Optionee makes an election under
Section 83(b) of the Code to include in gross income (as compensation) the excess, if any, of the fair market value of such Stock over the Stock Option Price, the Optionee shall give timely notice to the Company of the statement required by the Treasury Regulations under Section 83 of the Code.

8.2 WITHHOLDING. Whenever compensation income is recognized by an Optionee with respect to a Stock Option, the Company may require the Optionee to make a withholding tax payment to the Company. The amount of such payment shall equal the amount of federal and state income tax that the Company or any Subsidiary is required to withhold with respect to the issuance or disposition of such Stock. The Committee, in its sole discretion, may permit the Optionee to pay all or any portion of such tax withholding by transferring to the Company, or directing the Company to withhold from Stock otherwise issuable to such Optionee, shares of Stock having a Fair Market Value equal to the amount to be so paid, determined as of the date of exercise. To the extent the required withholding tax payment is not timely made by the Optionee, the Company or any Subsidiary may either withhold such payment from the Optionee's cash compensation or make such other arrangements as the Committee determines.

8.3 NO EMPLOYMENT RIGHT. Nothing in this Plan shall confer upon any Optionee the right to continue in the employ of the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to discharge the Optionee at any time for any reason whatsoever, with or without cause (subject to any employment agreement between the Company or any Subsidiary and the Optionee). Neither the existence of this Plan, nor the grant or termination of any Stock Option under it, shall be the basis of any claim for damages or otherwise by an Optionee upon his or her termination of employment.

8.4 NO STOCKHOLDER RIGHTS. Prior to the issuance or transfer of Stock to the Optionee following the exercise of a Stock Option, an Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to any Stock Option granted to such person under this Plan. Except as provided in 7.1, no adjustment shall be made in the number of shares of Stock issued to an Optionee, or in any other rights of the Optionee upon exercise of a Stock Option by reason of any dividend, distribution, or other right granted to shareholders for which the record date is prior to the date of issuance of Stock pursuant to a Stock Option.

8.5 TRANSFERABILITY RESTRICTIONS; REPURCHASE RIGHTS. No Stock Option, and no other rights acquired by an Optionee under this Plan, shall be assignable or transferable by an Optionee and all such rights are exercisable, during such person's lifetime, only by the Optionee; provided, however, that (i) the Committee may authorize the assignment or transfer of a Stock Option in its sole discretion and subject to such terms, conditions and restrictions as it deems appropriate and (ii) in the event the Optionee's Stock Option Agreement expressly permits the Stock Option to be exercised after the Optionee's death or disability, the Optionee's heirs or legal representatives, as the case may be, may exercise the Stock Option in accordance with, and subject to all of the terms and conditions of, this Plan and the Optionee's Stock Option Agreement. Any assignment, transfer, pledge, hypo thecation or other disposition of any Stock Option contrary to the provisions of this Plan, and any levy of any attachment or similar process upon a Stock Option, shall be null and void and without effect. Upon the occurrence of such an event, the Committee may, in its discretion, terminate the Stock Option. The Company may impose such transfer restrictions (not otherwise expressly provided for in this Plan) and repurchase rights on the Stock as the Committee may from time to time deem appropriate. Such transfer restrictions and repurchase rights shall be set forth in the Optionee's Stock Option Agreement or in another written agreement between the Optionee and the Company.

8.6 OTHER EMPLOYEE BENEFITS. By acceptance of the grant of a Stock Option, the Optionee shall be deemed to have agreed that such Stock Option is special incentive compensation that will not be taken into account, in any manner, as salary, compensation, or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary. In addition, each beneficiary of a deceased Optionee shall be deemed to have agreed that such Stock Option will not affect the amount of any life insurance coverage, if any, provided by the Company or any Subsidiary on the life of the Optionee which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

8.7 NONEXCLUSIVITY OF PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitation on the power or authority of the Board to grant options to purchase Stock or other securities of the Company to any employee of the Company outside the Plan.

8.8 DELIVERY. Delivery of any notice or document shall occur upon actual delivery to the recipient (including receipt of telecopy or facsimile transmission).

8.9 AMENDMENT. The Board may from time to time alter, amend, suspend or discontinue this Plan; provided, however, any amendment or modification that is required to be approved by the stockholders to enable the Plan to satisfy any applicable statutory or regulatory requirements shall be subject to such approval as may be required by the statute or regulation. However, no such action shall adversely affect the rights and obligations with respect to Stock Options which are then outstanding under this Plan.

8.10 EFFECTIVE DATE. This Plan has been adopted by the Board and became effective on May 5, 1999.

                        UNITED STATES EXPLORATION, INC.
                           1560 BROADWAY, SUITE 1900
                             DENVER, COLORADO 80202

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 13, 1999

    The undersigned hereby appoints Bruce D. Benson and F. Michael Murphy, or either of them, proxies and attorneys-in-fact for the undersigned, each with full power of substitution, hereby revoking any proxy or proxies heretofore given by the undersigned, and authorizes them to vote all the shares of common stock, $.0001 par value, of United States Exploration, Inc. (the "Company") that the undersigned may be entitled to vote at the annual meeting of shareholders of the Company, and at all adjournments or postponements thereof as follows:

1. To elect Directors.

[ ] FOR ALL NOMINEES LISTED                                  [ ] WITHHOLD AUTHORITY to
    (Except as marked below)                                     vote for all nominees below

    TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PLACE AN "X" THROUGH THE NOMINEE'S NAME:

 Bruce D. Benson    Thomas W. Gamel    Richard L. Robinson    Robert J. Malone

2. To approve the 1999 Employee Stock Option Plan.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3. To ratify the appointment of Ernst & Young LLP as auditors for the current fiscal year.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

                (continued and to be signed on the reverse side)

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ABOVE BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                Your signature should appear
                                                exactly as your name appears in
                                                the space at the left. For joint
                                                accounts, all owners should
                                                sign. When signing in a
                                                fiduciary or representative
                                                capacity, please give your full
                                                title as such.

                                                Date:                     , 1999
                                                     ---------------------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD TODAY USING THE ENCLOSED PRE-PAID ENVELOPE.